                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


               -------------------------------------------------



                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


              --------------------------------------------------


      Date of Report (Date of earliest event reported):  January 22, 1997




                      CNL AMERICAN PROPERTIES FUND, INC.
              (Exact Name of Registrant as Specified in Charter)



             Florida                  33-78790               59-3239115
      (State or other juris-   (Commission File Number)      (IRS Employer
    diction of incorporation)                            Identification No.)


             400 East South Street, Suite 500               32801
                     Orlando, Florida                    (Zip Code)
         (Address of principal executive offices)



      Registrant's telephone number, including area code:  (407) 422-1574

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

              Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         The following information is provided voluntarily prior to the date on which it is required to be reported under this Item 2.

         STATUS OF THE OFFERING

         Pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, effective March 29, 1995, CNL American Properties Fund, Inc. (the "Company") registered for sale an aggregate of $165,000,000 of shares of common stock (the "Shares") (16,500,000 Shares at $10 per Share). As of January 24, 1997, the Company had received aggregate subscription proceeds of $146,448,520 (14,644,852 Shares) from 7,551 stockholders, including $591,765 (59,177 Shares) issued pursuant to the Company's reinvestment plan.

         As stated in the registration statement of the Company, including the Prospectus which constitutes a part thereof, as amended, the proceeds of the offering of Shares are used primarily to acquire properties (the "Properties") located across the United States to be leased on a long-term, triple-net basis to creditworthy operators of selected national and regional fast-food, family-style and casual dining restaurant chains. The Company may also provide financing (the "Mortgage Loans") for the purchase of buildings, generally by lessees that lease the underlying land from the Company.

         ACQUISITION OF PROPERTIES

         Between January 9, 1997 and January 24, 1997, the Company acquired five Properties consisting of land and building. The Properties are four Jack in the Box Properties (one in each of Moscow, Idaho; Kent, Washington; and Hollister and Kingsburg, California) and a Shoney's Property (in Indian Harbour Beach, Florida).

         In connection with the purchase of these five Properties, the Company, as lessor entered into long-term lease agreements with unaffiliated lessees. The leases are on a triple-net basis, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. The lessee also is required to pay for special assessments, sales and use taxes, and the cost of any renovations permitted under the lease. In addition, in connection with the purchase of these Properties, which are to be constructed, the Company has entered into development and indemnification and put agreements with the lessees.

         The following table sets forth the location of the five Properties consisting of land and building, acquired by the Company, from January 9, 1997 through January 24, 1997, a description of the competition, and a summary of the principal terms of the acquisition and lease of the Property.


                                            PROPERTY ACQUISITIONS
                                From January 9, 1997 through January 24, 1997


                                                        Lease Expira-
Property Location and        Purchase        Date          tion and         Minimum                              Option
Competition                  Price (1)    Acquired    Renewal Options   Annual Rent (2)     Percentage Rent   To Purchase
---------------------      ------------   --------    ---------------   ---------------     ---------------   -----------
JACK IN THE BOX (7)        $910,814       01/22/97    01/2015; four     $93,358 (6);        for each lease    at any time
(the "Moscow Property")    (excluding                 five-year         increases by 8%     year, (i) 5% of   after the
Restaurant to be           closing                    renewal options   after the fifth     annual gross      seventh
constructed                costs)                                       lease year and      sales minus       lease year
                           (3)(6)                                       after every five    (ii) the
The Moscow Property is                                                  years thereafter    minimum annual
located on the north                                                    during the lease    rent for such
side of West Pullman                                                    term                lease year (5)
Road and the south side
of A Street in Moscow,
Latah County, Idaho, in
an area of mixed retail,
commercial, and
residential development.
Other fast-food and
family-style restaurants
located in proximity to
the Moscow Property
include an Arby's, a
McDonald's, and several
local restaurants.

JACK IN THE BOX (7)        $1,259,871     01/22/97    01/2015; four     $129,137 (6);       for each lease    at any time
(the "Kent Property")      (excluding                 five-year         increases by 8%     year, (i) 5% of   after the
Restaurant to be           closing                    renewal options   after the fifth     annual gross      seventh
constructed                costs)                                       lease year and      sales minus       lease year
                           (3)(6)                                       after every five    (ii) the
The Kent Property is                                                    years thereafter    minimum annual
located at the southeast                                                during the lease    rent for such
corner of the                                                           term                lease year (5)
intersection of
Southeast 272nd Street
and Southeast 168th
Place, in Kent, King
County, Washington, in
an area of mixed retail,
commercial, and
residential development.
Other fast-food and
family-style restaurants
located in proximity to
the Kent Property
include a KFC/Taco Bell,
a Dairy Queen, an
Arby's, a Burger King,
and a local restaurant.




                                                        Lease Expira-
Property Location and        Purchase        Date          tion and        Minimum                               Option
Competition                  Price (1)    Acquired    Renewal Options   Annual Rent (2)     Percentage Rent   To Purchase
---------------------      ------------   --------    ---------------   ---------------     ---------------   -----------
JACK IN THE BOX (7)        $1,061,819     01/22/97    01/2015; four     $108,836 (6);       for each lease    at any time
(the "Hollister            (excluding                 five-year         increases by 8%     year, (i) 5% of   after the
Property")                 closing                    renewal options   after the fifth     annual gross      seventh
Restaurant to be           costs)                                       lease year and      sales minus       lease year
constructed                (3)(6)                                       after every five    (ii) the
                                                                        years thereafter    minimum annual
The Hollister Property                                                  during the lease    rent for such
is located at the                                                       term                lease year (5)
northeast corner of the
intersection of McCray
Street and Meridian
Street, in Hollister,
San Benito County,
California, in an area
of mixed retail,
commercial, and
residential development.
Other fast-food and
family-style restaurants
located in proximity to
the Hollister Property
include a Burger King, a
McDonald's, and a local
restaurant.

JACK IN THE BOX (7)        $1,001,073     01/22/97    01/2015; four     $102,610 (6);       for each lease    at any time
(the "Kingsburg            (excluding                 five-year         increases by 8%     year, (i) 5% of   after the
Property")                 closing                    renewal options   after the fifth     annual gross      seventh
Restaurant to be           costs)                                       lease year and      sales minus       lease year
constructed                (3)(6)                                       after every five    (ii) the
                                                                        years thereafter    minimum annual
The Kingsburg Property                                                  during the lease    rent for such
is located at the                                                       term                lease year (5)
southwest quadrant of
the intersection of
Sierra Street and Sixth
Street, in Kingsburg,
Fresno County,
California, in an area
of mixed retail,
commercial, and
residential development.
Other fast-food and
family-style restaurants
located in proximity to
the Kingsburg Property
include a McDonald's, a
Taco Bell, a Denny's, a
Burger King, a Subway
Sandwich Shop, and
several local
restaurants.




                                                        Lease Expira-
Property Location and        Purchase        Date          tion and        Minimum                               Option
Competition                  Price (1)    Acquired    Renewal Options   Annual Rent (2)     Percentage Rent   To Purchase
---------------------      ------------   --------    ---------------   ---------------     ---------------   -----------
SHONEY'S                   $563,040       01/24/97    01/2017; two      11% of Total Cost   for each lease    at any time
(the "Indian Harbour       (excluding                 five-year         (4); increases by   year, 6% of the   after the
Beach Property")           closing and                renewal options   10% after the       amount by which   seventh
Restaurant to be           development                                  fifth lease year    annual gross      lease year
constructed                costs) (3)                                   and after every     sales exceed
                                                                        five years          $1,500,000, but
The Indian Harbour Beach                                                thereafter during   are less than
Property is located                                                     the lease term      or equal to
within the northeast                                                                        $1,750,000,
quadrant of South                                                                           plus 4% of the
Patrick Drive and Eau                                                                       amount by which
Gallie Boulevard, in                                                                        annual gross
Indian Harbour Beach,                                                                       sales exceed
Brevard County, Florida,                                                                    $1,750,000
in an area of mixed
retail, commercial, and
residential development.
Other fast-food and
family-style restaurants
located in proximity to
the Indian Harbour Beach
Property include a
Wendy's, a Krystal, a
Miami Subs, a
McDonald's, an Italian
Oven, a Friendly's, and
several local
restaurants.



FOOTNOTES:

(1) The estimated federal income tax basis of the depreciable portion (the building portion) of each of the Properties acquired, and for construction Properties, once the buildings are constructed, is set forth below:



     Property                          Federal Tax Basis
     --------                          -----------------
     Moscow Property                        $744,000
     Kent Property                           596,000
     Hollister Property                      586,000
     Kingsburg Property                      642,000
     Indian Harbour Beach Property           474,000


(2) Minimum annual rent for each of the Properties became payable on the effective date of the lease, except as indicated below. For the Indian Harbour Beach Property, minimum annual rent will become due and payable on the earlier of (i) the date the certificate of occupancy for the restaurant is issued, (ii) the date the restaurant opens for business to the public, (iii) 180 days after execution of the lease or (iv) the date the tenant receives from the landlord its final funding of the construction costs. During the period commencing with the effective date of the lease to the date minimum annual rent becomes payable for the Indian

     Harbour Beach Property, as described above, the tenant shall pay monthly "interim rent" equal to 11% per annum of the amount funded by the Company in connection with the purchase and construction of the Property.

(3) The development agreements for the Properties which are to be constructed, provide that construction must be completed no later than the dates set forth below. The maximum cost to the Company, (including the purchase price of the land (if applicable), development costs (if applicable), and closing and acquisition costs) is not expected to, but may, exceed the amounts set forth below:



                                                         Estimated Final
      Property             Estimated Maximum Cost        Completion Date
      --------             ----------------------        ---------------
      Moscow Property           $  910,814               July 21, 1997
      Kent Property              1,259,871               July 21, 1997
      Hollister Property         1,061,819               July 21, 1997
      Kingsburg Property         1,001,073               July 21, 1997
      Indian Harbour
        Beach Property             676,041               July 23, 1997



(4) The "Total Cost" is equal to the sum of (i) the purchase price of the Property, (ii) closing costs, and (iii) actual development costs incurred under the development agreement.

(5) Percentage rent shall be calculated on a calendar year basis (January 1 to December 31).

(6) The Company paid for all construction costs in advance at closing; therefore, minimum annual rent was determined on the date acquired and is not expected to change.

(7) The lessee of the Moscow, Kent, Hollister and Kingsburg Properties is the same unaffiliated lessee.


                   PRO FORMA ESTIMATE OF TAXABLE INCOME BEFORE DIVIDENDS PAID DEDUCTION OF
                                     CNL AMERICAN PROPERTIES FUND, INC.
                  GENERATED FROM THE OPERATIONS OF PROPERTIES ACQUIRED FROM JANUARY 9, 1997
                                          THROUGH JANUARY 24, 1997
                                      FOR A 12-MONTH PERIOD (UNAUDITED)


      The following schedule represents pro forma unaudited estimates of taxable income before dividends paid deduction of each Property acquired by the Company from January 9, 1997 through January 24, 1997, for the 12-month period commencing on the date of the inception of the respective lease on such Property.  The schedule should be read in light of the accompanying footnotes.

      These estimates do not purport to present actual or expected operations of the Company for any period in the future.  These estimates were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.  No single lessee or group of affiliated lessees lease Properties or has borrowed funds from the Company with an aggregate purchase price in excess of 20% of the expected total net offering proceeds of the Company.


                            Jack in the Box    Jack in the Box     Jack in the Box        Jack in the Box
                           Moscow, ID (5)(6)   Kent, WA (5)(6)   Hollister, CA (5)(6)   Kingsburg, CA (5)(6)
                           -----------------   ---------------   --------------------   --------------------
Pro Forma Estimate
  of Taxable Income
  Before Dividends
  Paid Deduction:

Base Rent (1)                 $ 93,358           $129,137           $108,836               $102,610

Asset Management Fees (2)       (5,459)            (7,553)            (6,365)                (6,000)

General and Admini-
  strative Expenses (3)         (5,788)            (8,006)            (6,748)                (6,362)
                              --------           --------           --------               --------

Estimated Cash
  Available from
  Operations                    82,111            113,578             95,723                 90,248

Depreciation and
  Amortization
  Expense (4)                  (19,077)           (15,280)           (15,019)               (16,464)
                              --------           --------           --------               --------

Pro Forma Estimate
  of Taxable Income
  Before Dividends
  Paid Deduction
  of the Company              $ 63,034           $ 98,298           $ 80,704               $ 73,784
                              ========           ========           ========               ========


                                                See Footnotes




                                              Shoney's
                                     Indian Harbour Beach, FL (5)       Total
                                     ----------------------------     --------
Pro Forma Estimate
  of Taxable Income
  Before Dividends
  Paid Deduction:

Base Rent (1)                                 $ 71,504                $504,445

Asset Management Fees (2)                       (3,857)                (29,234)

General and Admini-
  strative Expenses (3)                         (4,433)                (31,337)
                                              --------                --------

Estimated Cash
  Available from
  Operations                                    63,214                 444,874

Depreciation and
  Amortization
  Expense (4)                                  (12,156)                (77,996)
                                              --------                --------

Pro Forma Estimate
  of Taxable Income
  Before Dividends
  Paid Deduction
  of the Company                              $ 51,058                $366,878
                                              ========                ========



FOOTNOTES:

(1) Base rent does not include percentage rents which become due if specified levels of gross receipts are achieved.

(2) The Properties will be managed pursuant to an advisory agreement between the Company and CNL Fund Advisors, Inc. (the "Advisor"), pursuant to which the Advisor will receive monthly asset management fees in an amount equal to one-twelfth of .60% of the Company's Real Estate Asset Value as of the end of the preceding month as defined in such agreement.

(3) Estimated at 6.2% of gross rental income based on the previous experience of Affiliates of the Advisor with 17 public limited partnerships which own properties similar to those owned by the Company. Amount does not include soliciting dealer servicing fee due to the fact that such fee will not be incurred until December 31 of the year following the year in which the offering terminates.

(4) The estimated federal tax basis of the depreciable portion (the building portion) of the Properties has been depreciated on the straight-line method over 39 years.

(5) The development agreements for the Properties which are to be constructed, provide that construction must be completed no later than the dates set forth below:




      Property                         Estimated Final Completion Date
      --------                         -------------------------------
      Moscow Property                  July 21, 1997
      Kent Property                    July 21, 1997
      Hollister Property               July 21, 1997
      Kingsburg Property               July 21, 1997
      Indian Harbour Beach Property    July 23, 1997



(6) The lessee of the Moscow, Kent, Hollister and Kingsburg Properties is the same unaffiliated lessee.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP.
------
                  Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
------
                  Not applicable.

ITEM 5.     OTHER EVENTS.
------
                  Not applicable.

ITEM 6.     RESIGNATION OF REGISTRANT'S DIRECTORS.
------
                  Not applicable.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
------      EXHIBITS.

                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY

                         INDEX TO FINANCIAL STATEMENTS
                         -----------------------------


                                                                       Page
                                                                       ----

Pro Forma Consolidated Financial Information (unaudited):

   Pro Forma Consolidated Balance Sheet as of September 30, 1996       12

   Pro Forma Consolidated Statement of Earnings for the
     nine months ended September 30, 1996                              13

   Pro Forma Consolidated Statement of Earnings for the
     year ended December 31, 1995                                      14

   Notes to Pro Forma Consolidated Financial Statements
     for the nine months ended September 30, 1996 and
     the year ended December 31, 1995                                  15

                 PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


      The following Pro Forma Consolidated Balance Sheet of the Company gives effect to (i) property acquisition transactions from inception through September 30, 1996, including the receipt of $102,960,893 in gross offering proceeds from the sale of 10,296,089 shares of common stock pursuant to a Form S-11 under the Securities Act of 1933, as amended, effective March 29, 1995, and the application of such proceeds to purchase 82 properties (including 42 properties which consist of land and building, one property through a joint venture arrangement which consists of land and building, six properties which consist of building only and 33 properties consisting of land only), 10 of which were under construction at September 30, 1996, to provide mortgage financing to the lessees of the 33 properties consisting of land only, and to pay organizational and offering expenses, acquisition fees and miscellaneous acquisition expenses, (ii) the receipt of $43,487,627 in gross offering proceeds from the sale of 4,348,763 additional shares of common stock during the period October 1, 1996 through January 24, 1997, and (iii) the application of such funds to purchase 19 additional properties acquired during the period October 1, 1996 through January 24, 1997 (14 of which are under construction and consist of land and building, one which is under construction and consists of building only, two properties which consist of land and building and two properties which consist of land only), to pay additional costs for the 10 properties under construction at September 30, 1996, and to pay offering expenses, acquisition fees and miscellaneous acquisition expenses, all as reflected in the pro forma adjustments described in the related notes. The Pro Forma Consolidated Balance Sheet as of September 30, 1996, includes the transactions described in (i) above from its historical consolidated balance sheet, adjusted to give effect to the transactions in (ii) and (iii) above, as if they had occurred on September 30, 1996.

      The Pro Forma Consolidated Statements of Earnings for the nine months ended September 30, 1996 and the year ended December 31, 1995, include the historical operating results of the properties described in (i) above from the dates of their acquisitions plus operating results for the seven of the 101 properties that were owned by the Company as of January 24, 1997, and had a previous rental history prior to the Company's acquisition of such properties, from (A) the later of (1) the date the property became operational as a rental property by the previous owner or (2) June 2, 1995 (the date the Company became operational), to (B) the earlier of (1) the date the property was acquired by the Company or (2) the end of the pro forma period presented. No pro forma adjustments have been made to the Pro Forma Consolidated Statements of Earnings for the remaining 94 properties owned by the Company as of January 24, 1997, due to the fact that these properties did not have a previous rental history.

      This pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company's financial results or condition if the various events and transactions reflected therein had occurred on the dates, or been in effect during the periods, indicated. This pro forma consolidated financial information should not be viewed as predictive of the Company's financial results or conditions in the future.


                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                              SEPTEMBER 30, 1996


                                                   Pro Forma
            ASSETS                 Historical     Adjustments     Pro Forma
                                  ------------  ---------------- ------------
Land and buildings on operating
  leases, less accumulated
  depreciation                    $ 50,053,887  $ 19,318,318 (a) $ 69,372,205
Net investment in direct
  financing leases (b)              10,840,639     6,309,280 (a)   17,149,919
Cash and cash equivalents           22,256,995     8,839,573 (a)   31,096,568
Receivables                            153,642                        153,642
Mortgage notes receivable           12,311,892                     12,311,892
Prepaid expenses                        29,283                         29,283
Organization costs, less
  accumulated amortization              14,682                         14,682
Loan costs, less accumulated
  amortization                          38,183                         38,183
Accrued rental income                  314,564                        314,564
Other assets                         1,984,383       653,844 (a)    2,638,227
                                  ------------  ------------     ------------

                                  $ 97,998,150  $ 35,121,015     $133,119,165
                                  ============  ============     ============

     LIABILITIES AND
   STOCKHOLDERS' EQUITY

Liabilities:
  Note payable                    $  2,376,235                   $  2,376,235
  Accrued interest payable              11,238                         11,238
  Accrued construction costs
    payable                          4,887,602  $ (4,887,602)(a)           -
  Accounts payable and accrued
    expenses                            38,363                         38,363
  Escrowed real estate taxes
    payable                              9,696                          9,696
  Due to related parties               390,489                        390,489
  Deferred financing income             41,973                         41,973
  Rents paid in advance                425,584                        425,584
                                  ------------  ------------     ------------
      Total liabilities              8,181,180    (4,887,602)       3,293,578
                                  ------------  ------------     ------------

Minority interest                      288,456            -           288,456
                                  ------------  ------------     ------------

Stockholders' equity:
  Preferred stock, without par
    value.  Authorized and
    unissued 3,000,000 shares               -                              -
  Excess shares, $.01 par value
    per share.  Authorized and
    unissued 23,000,000 shares              -                              -
  Common stock, $.01 par value
    per share.  Authorized
    20,000,000 shares; issued
    and outstanding 10,316,089
    shares; issued and out-
    standing, as adjusted,
    14,664,852 shares                  103,161        43,488 (a)      146,649
  Capital in excess of par
    value                           90,340,860    39,965,129 (a)  130,305,989
  Accumulated distributions in
    excess of net earnings            (915,507)                      (915,507)
                                  ------------  ------------     ------------
                                    89,528,514    40,008,617      129,537,131
                                  ------------  ------------     ------------

                                  $ 97,998,150  $ 35,121,015     $133,119,165
                                  ============  ============     ============


                 See accompanying notes to unaudited pro forma
                      consolidated financial statements.



                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                     NINE MONTHS ENDED SEPTEMBER 30, 1996


                                                     Pro Forma
                                      Historical    Adjustments    Pro Forma
                                      ----------   --------------  ----------
Revenues:
  Rental income from
    operating leases                  $2,342,959   $   43,538 (1)  $2,386,497
  Earned income from
    direct financing leases (2)          324,907       34,282 (1)     359,189
  Interest income from
    mortgage notes receivable            796,378                      796,378
  Other interest and income              419,470      (16,508)(3)     402,962
                                      ----------   ----------      ----------
                                       3,883,714       61,312       3,945,026
                                      ----------   ----------      ----------

Expenses:
  General operating and
    administrative                       402,046                      402,046
  Professional services                   50,101                       50,101
  Asset and mortgage management
    fees to related party                175,773        4,352 (4)     180,125
  State and other taxes                   40,366        1,129 (5)      41,495
  Interest expense                        47,269                       47,269
  Depreciation and amortization          388,813        3,300 (6)     392,113
                                      ----------   ----------      ----------
                                       1,104,368        8,781       1,113,149
                                      ----------   ----------      ----------

Earnings Before Minority
  Interest in Earnings of
  Consolidated Joint Venture           2,779,346       52,531       2,831,877

Minority Interest in Earnings of
  Consolidated Joint Venture             (21,587)                     (21,587)
                                      ----------   ----------      ----------

Net Earnings                          $2,757,759   $   52,531      $2,810,290
                                      ==========   ==========      ==========

Earnings Per Share of
  Common Stock                        $      .41                   $      .42
                                      ==========                   ==========

Weighted Average Number of
  Shares of Common Stock
  Outstanding                          6,771,120                    6,771,120
                                      ==========                   ==========


                 See accompanying notes to unaudited pro forma
                      consolidated financial statements.



                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                         YEAR ENDED DECEMBER 31, 1995


                                                    Pro Forma
                                       Historical   Adjustments    Pro Forma
                                       ----------  -------------   ---------
Revenues:
  Rental income from
    operating leases                    $ 498,817  $  96,945 (1)   $ 595,762
  Earned income from direct
    financing leases (2)                   28,935                     28,935
  Contingent rental income                 12,024                     12,024
  Interest income                         119,355    (29,664)(3)      89,691
                                        ---------  ---------       ---------
                                          659,131     67,281         726,412
                                        ---------  ---------       ---------

Expenses:
  General operating and
    administrative                        134,759                    134,759
  Professional services                     8,119                      8,119
  Asset management fee to
    related party                          23,078      4,368 (4)      27,446
  State taxes                              20,189      1,769 (5)      21,958
  Depreciation and amortization           104,131     14,700 (6)     118,831
                                        ---------  ---------       ---------
                                          290,276     20,837         311,113
                                        ---------  ---------       ---------

Earnings Before Minority
  Interest in Earnings of
  Consolidated Joint Venture              368,855     46,444         415,299

Minority Interest in Earnings
  of Consolidated Joint Venture               (76)                       (76)
                                        ---------  ---------       ---------

Net Earnings                            $ 368,779  $  46,444       $ 415,223
                                        =========  =========       =========

Earnings Per Share of
  Common Stock (7)                      $     .19                   $     .22
                                        =========                   =========

Weighted Average Number
  of Shares of Common Stock
  Outstanding (7)                       1,898,350                   1,905,970
                                        =========                   =========


                 See accompanying notes to unaudited pro forma
                      consolidated financial statements.


                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                     AND THE YEAR ENDED DECEMBER 31, 1995


Pro Forma Consolidated Balance Sheet:
------------------------------------

(a) Represents gross proceeds of $43,487,627 from the issuance of 4,348,763 shares of common stock during the period October 1, 1996 through January 24, 1997, used (i) to acquire 19 properties for $19,417,935 (of which one property consists of building only, two properties consist of land only and 16 properties consist of land and building), (ii) to fund estimated construction costs of $9,794,166 ($4,887,602 of which was accrued as construction costs payable at September 30, 1996) relating to 10 wholly-owned properties under construction at September 30, 1996,
      (iii) to pay acquisition fees of $1,956,943 ($1,303,099 of which was allocated to properties and $653,844 of which was classified as other assets and will be allocated to future properties) and to pay selling commissions and offering expenses (stock issuance costs) of $3,479,010, which have been netted against capital in excess of par value, leaving $8,839,573 in cash and cash equivalents available for future investment.

      The pro forma adjustments to land and buildings on operating leases and net investment in direct financing leases as a result of the above transactions were as follows:



                                   Estimated
                                purchase price
                               (including con-
                                struction and      Acquisition
                                closing costs)         fees
                                and additional      allocated
                              construction costs   to property     Total
                              ------------------   -----------  -----------
         Burger King in
           Chicago, IL               $ 1,577,172   $    84,491  $ 1,661,663
         Wendy's in
           San Diego, CA                 608,189        32,582      640,771
         Golden Corral in
           Lufkin, TX                  1,365,226        73,137    1,438,363
         Golden Corral in
           Columbia, TN                1,294,199        69,332    1,363,531
         Two Pizza Huts
           in Ohio                       316,000        16,929      332,929
         Burger King in
           Chattanooga, TN             1,155,455        61,900    1,217,355
         Golden Corral in
           Eastlake, OH                1,637,199        87,707    1,724,906
         Golden Corral in
           Moberly, MO                 1,172,196        62,796    1,234,992
         Boston Market in
           St. Joseph, MO                786,262        42,121      828,383
         Boston Market in
           Atlanta, GA                 1,159,027        62,091    1,221,118
         Jack in the Box in
           Dallas, TX                    830,459        44,489      874,948
         Jack in the Box in
           Las Vegas, NV               1,247,333        66,822    1,314,155
         Jack in the Box in
           Los Angeles, CA             1,396,771        74,827    1,471,598
         Jack in the Box in
           Moscow, ID                    909,814        48,740      958,554
         Jack in the Box in
           Kent, WA                    1,258,871        67,439    1,326,310
         Jack in the Box in
           Hollister, CA               1,060,819        56,830    1,117,649
         Jack in the Box in
           Kingsburg, CA               1,000,073        53,575    1,053,648
         Shoney's in Indian
           Harbour Beach, FL             642,870        34,440      677,310
         Ten wholly owned
           properties under
           construction at
           September 30, 1996          4,906,564       262,851    5,169,415
                                     -----------   -----------  -----------

                                     $24,324,499   $ 1,303,099  $25,627,598
                                     ===========   ===========  ===========

         Adjustment classified
           as follows:
             Land and buildings
               on operating leases                              $19,318,318
             Net investment in
               direct financing
               leases                                             6,309,280
                                                                -----------

                                                                $25,627,598
                                                                ===========


                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
              NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                            STATEMENTS - CONTINUED
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                     AND THE YEAR ENDED DECEMBER 31, 1995


Pro Forma Consolidated Balance Sheet - Continued:
------------------------------------------------

(b) In accordance with generally accepted accounting principles, leases in which the present value of future minimum lease payments equals or exceeds 90 percent of the value of the related properties are treated as direct financing leases rather than as land and buildings. The categorization of the leases has no effect on rental revenues received. Fifteen properties have been classified as direct financing leases. For the leases classified as direct financing leases, the building portions of six of the properties have been classified as direct financing leases while the land portions of these leases are operating leases.

Pro Forma Consolidated Statements of Earnings:
---------------------------------------------

(1) Represents rental income from operating leases and earned income from direct financing leases for the seven of the 101 properties acquired during the period June 2, 1995 (the date the Company began operations) through January 24, 1997, which had a previous rental history prior to the acquisition of the property by the Company (the "Pro Forma Properties"), for the period commencing (A) the later of (i) the date the Pro Forma Property became operational as a rental property by the previous owner or (ii) June 2, 1995 (the date the Company became operational), to (B) the earlier of (i) the date the Pro Forma Property was acquired by the Company or (ii) the end of the pro forma period presented. Each of the seven Pro Forma Properties was acquired from an affiliate who had purchased and temporarily held title to the property. The noncancellable leases for the Pro Forma Properties in place during the period the affiliate owned the properties were assigned to the Company at the time the Company acquired the properties. The following presents the actual date the Pro Forma Properties were acquired by the Company as compared to the date the Pro Forma Properties were treated as becoming operational as a rental property for purposes of the Pro Forma Consolidated Statements of Earnings.



                                                            Date Pro Forma
                                             Date Placed    Property Became
                                             in Service     Operational as
                                           By the Company   Rental Property
                                           --------------   ---------------
            Jack in the Box in
              Los Angeles, CA                 June 1995        June 1995

            Kenny Rogers Roasters in
              Grand Rapids, MI               August 1995       June 1995

            Kenny Rogers Roasters in
              Franklin, TN                   August 1995       June 1995

            Denny's in Pasadena, TX        September 1995     August 1995

            Denny's in Shawnee, OK         September 1995     August 1995

            Denny's in Grand Rapids, MI      March 1996     September 1995

            Denny's in McKinney, TX           June 1996      December 1995


                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
              NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                            STATEMENTS - CONTINUED
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                     AND THE YEAR ENDED DECEMBER 31, 1995


Pro Forma Consolidated Statements of Earnings - Continued:
---------------------------------------------------------

      In accordance with generally accepted accounting principles, lease revenue from leases accounted for under the operating method is recognized over the terms of the leases. For operating leases providing escalating guaranteed minimum rents, income is reported on a straight-line basis over the terms of the leases. For leases accounted for as direct financing leases, future minimum lease payments are recorded as a receivable. The difference between the receivable and the estimated residual values less the cost of the properties is recorded as unearned income. The unearned income is amortized over the lease terms to provide a constant rate of return. Accordingly, pro forma rental income from operating leases and earned income from direct financing leases does not necessarily represent rental payments that would have been received if the properties had been operational for the full pro forma period.

      Generally, the leases provide for the payment of percentage rent in addition to base rental income. However, due to the fact that no percentage rent was due under the leases for the Pro Forma Properties during the portion of 1996 and 1995 that the previous owners held the properties, no pro forma adjustment was made for percentage rental income for the nine months ended September 30, 1996 and the year ended December 31, 1995.

(2) See Note (b) under "Pro Forma Consolidated Balance Sheet" above for a description of direct financing leases.

(3) Represents adjustment to interest income due to the decrease in the amount of cash available for investment in interest bearing accounts during the periods commencing (A) on the later of (i) the dates the Pro Forma Properties became operational as rental properties by the previous owners or (ii) June 2, 1995 (the date the Company became operational), through (B) the earlier of (i) the actual dates of acquisition by the Company or the end of the pro forma period presented, as described in Note (1) above. The estimated pro forma adjustment is based upon the fact that interest income on interest bearing accounts was earned at a rate of approximately four percent per annum by the Company during the nine months ended September 30, 1996 and the year ended December 31, 1995.

(4) Represents incremental increase in asset management fees relating to the Pro Forma Properties for the period commencing (A) on the later of (i) the date the Pro Forma Properties became operational as rental properties by the previous owners or (ii) June 2, 1995 (the date the Company became operational), through (B) the earlier of (i) the date the Pro Forma Properties were acquired by the Company or (ii) the end of the pro forma period presented, as described in Note (1) above. Asset management fees are equal to 0.60% of the Company's Real Estate Asset Value (estimated to be approximately $6,219,000 and $5,241,000 for the Pro Forma Properties for the nine months ended September 30, 1996 and the year ended December 31, 1995, respectively), as defined in the Company's prospectus.

(5) Represents adjustment to state tax expense due to the incremental increase in rental revenues of Pro Forma Properties. Estimated pro forma state tax expense was calculated based on an analysis of state laws of the various states in which the Company has acquired the Pro Forma Properties. The estimated pro forma state taxes consist primarily of income and franchise taxes ranging from zero to approximately five percent of the Company's pro forma rental income of each Pro Forma Property. Due to the fact that the Company's leases are triple net, the Company has not included any amounts for real estate taxes in the pro forma statement of earnings.

                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
              NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                            STATEMENTS - CONTINUED
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                     AND THE YEAR ENDED DECEMBER 31, 1995


Pro Forma Consolidated Statements of Earnings - Continued:
---------------------------------------------------------

(6) Represents incremental increase in depreciation expense of the building portions of the Pro Forma Properties accounted for as operating leases using the straight-line method over an estimated useful life of 30 years.

(7) Historical earnings per share were calculated based upon the weighted average number of shares of common stock outstanding during the nine months ended September 30, 1996, and during the period the Company was operational, June 2, 1995 (the date following when the Company received the minimum offering proceeds and funds were released from escrow) through December 31, 1995.

      As a result of three of the six Pro Forma Properties being treated in the Pro Forma Consolidated Statement of Earnings for the year ended December 31, 1995, as placed in service on June 2, 1995 (the date the Company became operational), the Company assumed approximately 347,100 shares of common stock were sold, and the net offering proceeds were available for investment, on June 2, 1995. Due to the fact that approximately 184,800 of these shares of common stock were actually sold subsequently, during the period June 3, 1995 through June 20, 1995, the weighted average number of shares outstanding for the pro forma period was adjusted. Pro forma earnings per share were calculated based upon the weighted average number of shares of common stock outstanding, as adjusted, during the period the Company was operational, June 2, 1995 through December 31, 1995.

ITEM 8.     CHANGE IN FISCAL YEAR.
------
                  Not applicable.

                                   EXHIBITS

                                     None.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                    CNL AMERICAN PROPERTIES FUND, INC.


Dated:  January 29, 1997            By:   /s/ Robert A. Bourne
                                          ---------------------------
                                          ROBERT A. BOURNE, President